ALLIANCE INTERNATIONAL FUND

ANNUAL REPORT
JUNE 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                              ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

August 27, 1999

Dear Shareholder:

This annual report contains investment results and market activity for Alliance International Fund (the "Fund") for the period ended June 30, 1999.

INVESTMENT RESULTS
We recently changed the Fund's benchmarks from the Morgan Stanley Capital International (MSCI) World Index (minus the U.S.) to the MSCI Europe, Australasia and Far East (EAFE) Index. In comparison to the MSCI World Index (minus the U.S.), the MSCI EAFE Index has less emphasis on emerging market countries. As the country allocations in the MSCI EAFE Index more closely match those of the Fund, we have consequently determined that it is a more appropriate and accurate gauge of the Fund's performance. As you can see, this report shows your Fund's investment results as compared to both indices. The Fund's next report (for the period ended December 31, 1999) will no longer show the MSCI World Index (minus the U.S.).

For the six-month period ended June 30, 1999, the Alliance International Fund's Class A shares provided a total return of 1.12%, underperforming the MSCI EAFE Index, which returned 4.11%. Underweight positions in Japan/Asia, an overweight position in the European Monetary Union (EMU), and a large capitalization growth emphasis were the significant factors in the Fund's performance. For the 12-month period ended June 30, 1999, the Fund's Class A shares provided a total return of -3.95%, while the MSCI EAFE Index returned 7.92%. An underweight position in the Japanese stock market and stock selection in that market depressed the Fund's performance. Additionally, the Fund's yen exposure was hedged into dollars in the second half of 1998. During this time, the yen rose versus the dollar. Thus, in terms of relative performance, the Fund did not benefit from this rise in the yen while its benchmark index did benefit. Due to the improving prospects for the Japanese economy, and hence the greater likelihood of a stronger yen, we have removed the Fund's yen hedge.


INVESTMENT RESULTS*
Period Ended June 30, 1999
                                           TOTAL RETURNS
                                      6 MONTHS      12 MONTHS
                                     ----------    ------------
Alliance International Fund
  Class A                               1.12%         -3.95%
  Class B                               0.73%         -4.56%
  Class C                               0.73%         -4.62%

MSCI World Index (minus the U.S.)       4.65%          7.68%

MSCI EAFE Index                         4.11%          7.92%

Lipper International Funds Average      7.38%          4.84%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JUNE 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARK INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI WORLD INDEX (MINUS THE U.S.) IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 21 COUNTRIES OUTSIDE THE UNITED STATES. THE MSCI EAFE INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX THAT MEASURES STOCK PERFORMANCE IN 20 COUNTRIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE BENCHMARKS ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. THE LIPPER INTERNATIONAL FUNDS AVERAGE FOR THE SIX- AND 12-MONTH PERIODS ENDED JUNE 30, 1999 REFLECTS THE PERFORMANCE OF 620 AND 570 MUTUAL FUNDS, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES OR AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET REVIEW
The second half of 1998 saw great volatility in equity and currency markets around the world before a recovery late in the year which was centered (if not exclusively located) in the United States. Equity market contractions of over 20% peppered the August to October period and led to a rapid series of interest rate cuts by the Federal


1


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Reserve. The U.S., in turn, fulfilled the role of importer of last resort. Thus far, 1999 has seen economic growth spreading and now holds the prospect of a period of global growth above potential rates.

Since the market correction last fall, U.S. growth has been surprising on the upside and seems poised to remain strong as the manufacturing sector improves. Historically high confidence has kept consumption racing and has ensured a huge trade deficit, while the strength of the dollar in the first half of 1999 has helped to hold back inflation. After negative or negligible growth in the fourth quarter of 1998 and poor industrial confidence going into the second quarter of 1999, we believe that confidence and growth are now set to return to Europe. This is evidenced by the exporters who suffered in Asia and Russia in 1998 now starting to benefit from the weakness of the Euro against the dollar and the pound. The Japanese economy gives hints of recovery and may contain investment opportunities, but it still carries the burden of increasing unemployment and, consequently, poor consumption. Finally, developing Asia has bounced back on the impetus of currency devaluations and strong U.S. domestic spending.

The U.S. bull market continued after the autumn dip, pushing the Dow Jones Industrial Average first to the landmark figure of 10,000 points in late March 1999 and then beyond 11,000 in early May 1999. It also drove the technology-heavy NASDAQ from under 1500 points in October of 1998 to 2700 at the close of the first half of 1999. Asia (ex Japan) has performed even better as confidence and funds have flooded back into that region from overseas investors. Additionally, the Japanese Nikkei has performed very well in 1999, and government spending and corporate restructuring seem to have inspired investor confidence. In dollar terms, Euroland equities have seen little if any appreciation, and the U.K. has performed only marginally better.

Low inflation kept bond yields down into 1999. The yield on 30-year U.S. Treasury bills has since risen by 100 basis points (bps) as high growth, a sharp rise in the price of oil, and the pronouncements and actions of the Fed have suggested that the monetary loosening of last autumn may be reversed. Japanese yields have been historically low as a result of severe interest rate cuts made in attempts to boost its flagging economy. Signs that the U.K. economy has achieved a soft landing and is now set fair for growth caused the yield on the U.K. 10-year bond to rise by over 100 bps.

INVESTMENT OUTLOOK
The prospect of stronger economic growth in Europe, the possibility of a bottoming of the Japanese recession, and the reality of fast and accelerating growth in developing Asia all indicate that the global economy is improving and that the synchro-cycle (a situation in which the majority of world economies share similar growth trends) is returning. The most significant question which this development will pose is whether or not the U.S. will continue to prosper in a community of growth as it did in its magnificent isolation of world leadership over the last year and more. If the U.S. can continue to grow without suffering serious inflation in the absence of deflationary pressures from abroad, then the thesis of a "new paradigm" of structurally enhanced productivity will have been proved for all intents and purposes.

The high returns available on U.S. financial assets have attracted huge amounts of funds from overseas investors. This influx has protected the dollar against the depreciatory pressures of a gigantic trade deficit. The strength shown by the dollar has meant that the benefit of both extremely low inflation in Europe as well as deflation in Japan (which has persisted as a residue of the Asian crisis) has been accentuated for the U.S.

We believe that improved economic performance outside the U.S. will increase the attractions of non-U.S. equities and fixed income investments. We expect that higher rates of growth in other regions will affect the U.S. primarily in two ways. First, they will lead to higher import prices that will add to inflation and hence lead to further interest rate hikes. Second, these higher growth rates will drive the repatriation of some of the foreign investment currently in U.S. stocks and bonds. Just as the dollar has risen in tandem with U.S. financial assets, it may also fall as an ebb in the equity tide must surely expose the U.S. trade deficit to market scrutiny. A weaker dollar would only support the inflationary trend.

It would be incorrect to perceive a strict choice between a glorious "new paradigm" and a ruinous downturn. As stated above, we expect that a degree of compensation will be offered to a slowing U.S. economy by growth


2


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

elsewhere. We also believe that the cyclical upturn in U.S. manufacturing now evident will not vanish in the face of a Wall Street correction. Likewise, we expect that the extent of the upswing outside the U.S. will in its turn be affected by the reaction it elicits in the U.S.

For the present, inflation appears to be in check in all regions. While prospects are brighter in Europe, where export activity is returning and consumer confidence remains strong, inflation has not risen from what is now quite a long period of "trough." Germany and France maintain headline rates of consumer price index (CPI) at or below 0.5%. The U.K. continues to undershoot its target rate of 2.5% for the retail price index (RPIX). In Japan, gross domestic product (GDP) exhibited surprising strength in the first quarter of the year, and there are signs of increased public spending. However, large-scale government spending through the rest of the year is discounted by the market and deflation remains in the system. Tokyo area inflation ran at -0.4% in June year-on-year. Significantly, U.S. import prices fell in June for the first time in four months. We see no sign of an immediate enactment of the inflationary story set out above. We believe that the degree and timing of inflationary developments will be important in determining prospects for the world economy and the extent of divergence between different economic zones.

In our view, it is reasonable to speculate that in a scenario of U.S. market correction, growth stocks would be at most risk. Industrials and other cyclicals would benefit from increasing world growth and from the benign effect of a weaker dollar on exports. Were this scenario to unfold, we would anticipate that internet service stocks would be hit particularly hard. Around 90% of internet users are U.S. based, and therefore we believe that this sector would suffer the full effect of any consumer spending reversal consequent on an inflation-led market correction. Additionally, the American public currently has a negative savings ratio.

Recent appreciation of the Euro against the dollar has tended to confirm our suspicion that a great deal of the Euro's slide was cyclical. We believe that at this point it is the dollar that carries most of the downside risk. European growth is set to improve in the second half of the year. The deutschemark is currently trading close to its lowest level against the dollar since the late 1980s. If one accepts that a fall in U.S. equity prices would be accompanied by a fall in the dollar, then it must follow that a return to the synchro-cycle would give double benefits to non-dollar denominated investments.

INVESTMENT REVIEW
During the period under review, the Fund continued to maintain a relatively stable weighting in technology. The Fund's total investments in areas such as utilities, finance, energy, consumer services, and consumer manufacturing were increased during the period under review, while the Fund's positions in sectors such as basic industries, consumer staples, and healthcare were decreased.

The Fund currently has an overweight exposure to the Japanese market. This is due to our expectations for economic stabilization, as well as an accelerated rate of corporate restructuring.

INDUSTRIAL AND GEOGRAPHIC BREAKDOWNS AS OF JUNE 30, 1999*

Aerospace & Defense: 0.4%
Basic Industries: 2.0%
Capital Goods: 5.7%
Consumer Manufacturing: 13.4%
Consumer Services: 13.7%
Consumer Staples: 6.0%
Energy: 5.7%
Finance: 25.4%
Healthcare: 8.9%
Multi-Industry: 4.1%
Technology: 7.9%
Utilities: 6.8%

Australia: 4.5%
Finland: 3.6%
France: 10.3%
Germany: 6.4%
Hong Kong: 2.1%
Ireland: 0.5%
Italy: 2.7%
Japan: 25.6%
The Netherlands: 7.0%
Singapore: 0.2%
Spain: 1.8%
Sweden: 3.5%
Switzerland: 4.4%
United Kingdom: 23.6%
Other: 3.8%

*    EXPRESSED AS A PERCENTAGE OF TOTAL INVESTMENTS.


3


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

We thank you for your continued interest and investment in Alliance International Fund and look forward to reporting its progress to you in future periods.

Sincerely,


John D. Carifa
Chairman and President


Bruce W. Calvert
Senior Vice President


Nicholas D. Carn
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


4


INVESTMENT OBJECTIVE AND POLICIES                   ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

Alliance International Fund is a diversified investment company that seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies participating in foreign economies with prospects of growth and foreign government securities.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -3.95%         -8.02%
Five Years                     5.49%          4.57%
Ten Years                      5.43%          4.97%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -4.56%         -8.05%
Five Years                     4.65%          4.65%
Since Inception* (a)           5.30%          5.30%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -4.62%         -5.49%
Five Years                     4.64%          4.64%
Since Inception*               6.33%          6.33%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC average annual total returns for the periods shown reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C.

(a)  Assumes conversion of Class B shares into Class A shares after 8 years.


5


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
6/30/89 TO 6/30/99
$25,000

$20,000

$15,000

$10,000

$5,000

6/30/89     6/30/90     6/30/91     6/30/92     6/30/93     6/30/94
     6/30/95     6/30/96     6/30/97     6/30/98     6/30/99


Lipper International Funds Average: $24,590
MSCI World Index (minus the U.S.): $19,627
MSCI EAFE Index: $19,523
International Fund Class A: $16,239


This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 6/30/89 to 6/30/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) World Index (minus the United States) is an unmanaged, market-capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

The Morgan Stanely Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, market-capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia, and the Far East.

The Lipper International Funds Average reflects performance of 38 funds (based on the number of funds in the average from 6/30/89 to 6/30/99). These funds have similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses.


Alliance International Fund
Lipper International Funds Average
MSCI World Index (minus the U.S.)
MSCI EAFE Index


6


TEN LARGEST HOLDINGS
JUNE 30, 1999                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                         U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.--
  Provides various telecommunication services
  including cellular phones and pagers.           $5,438,174           2.9%
Yamanouchi Pharmaceutical Co., Ltd.--
  Markets and manufactures pharmaceuticals
  for both human and veterinary use.               5,014,924           2.7
Nokia Oyj Corp. Series A--Develops and
  manufactures mobile phones, networks, and
  systems for cellular and fixed networks.         4,975,978           2.7
Vodafone AirTouch Plc.--Provides mobile
  telecommunications services, including
  paging, digital and cellular telephones.         4,386,333           2.4
UBS AG--Attracts deposits and offers retail,
  corporate and private banking services.          4,347,444           2.4
Bank of Tokyo-Mitsubishi, Ltd.--Provides a
  broad range of financial services to
  businesses, government, and private
  individuals.                                     4,174,121           2.3
Honda Motor Co., Ltd.--Develops, manufactures,
  distributes and finances motorcycles,
  automobiles and power products worldwide.        4,156,765           2.2
SmithKline Beecham Plc.--Discovers, develops,
  manufactures and markets pharmaceuticals,
  vaccines, and health related consumer
  products.                                        3,949,915           2.1
HSBC Holdings Plc.--Holding company for the
  HSBC Group which provides a broad range of
  financial services to retail and corporate
  clients.                                         3,715,560           2.0
BP Amoco Plc.--Explores for and produces oil
  and and natural gas; refines, markets, and
  supplies petroleum products and
  manufactures chemicals.                          3,500,493           1.9
                                                 $43,659,707          23.6%


7


SECTOR DIVERSIFICATION
JUNE 30, 1999                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                                U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                             $    690,851           0.4%
Basic Industries                                   3,486,759           1.9
Capital Goods                                      9,725,439           5.3
Consumer Manufacturing                            22,948,875          12.4
Consumer Services                                 23,366,214          12.6
Consumer Staples                                  10,246,155           5.6
Energy                                             9,661,959           5.2
Finance                                           43,265,610          23.4
Healthcare                                        15,139,982           8.2
Multi Industry                                     6,975,200           3.8
Technology                                        13,382,589           7.2
Utilities                                         11,639,395           6.3
Total Investments*                               170,529,028          92.3
Cash and receivables, net of liabilities          14,322,995           7.7
Net Assets                                      $184,852,023         100.0%


*    Excludes short-term obligations.


8


PORTFOLIO OF INVESTMENTS
JUNE 30, 1999                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-92.3%
AUSTRALIA-4.3%
Broken Hill Proprietary
  Co., Ltd.                                      30,268    $     350,152
Coles Myer, Ltd.                                105,482          612,917
Lend Lease Corp., Ltd.                           46,418          636,491
National Australia Bank,
  Ltd.                                          132,500        2,189,728
The News Corp., Ltd.                             89,309          760,996
Telstra Corp., Ltd.                             603,800        3,455,372
                                                             ------------
                                                               8,005,656

FINLAND-3.5%
Nokia Oyj Corp. Series A                         56,800        4,975,978
UPM-Kymmene Oyj                                  51,500        1,475,582
                                                             ------------
                                                               6,451,560

FRANCE-9.9%
Accor, SA                                         2,850          715,245
Alcatel                                           3,610          507,868
Alstrom (a)                                      37,440        1,176,920
Banque Nationale de Paris                        10,720          892,724
Carrefour, SA                                     6,200          910,579
Castorama Dubois
  Investisse                                      3,340          791,745
Compagnie de Saint
  Gobain                                         10,550        1,679,934
Compagnie Francaise
  d'Etudes et de
  Construction
  (Technip S.A.)                                 11,610        1,301,884
France Telecom, SA                               11,480          866,684
Lafarge, SA                                       8,030          763,058
Sanofi-Synthelabo, SA (a)                        56,950        2,415,321
Schneider Electric, SA                           14,330          804,184
Societe Generale Cl. A                           15,110        2,661,447
Total Fina, SA                                    8,950        1,153,962
Usinor, SA (a)                                   41,080          611,800
Valeo, SA ADR                                    11,630          959,491
                                                             ------------
                                                              18,212,846

GERMANY-6.1%
Bayer AG                                         30,940        1,288,288
DaimlerChrysler AG                               34,610        2,996,347
Deutsche Bank AG                                 23,250        1,417,389
Deutsche Lufthansa AG                            40,210          728,558
Deutsche Telekom AG                              30,670        1,286,528
HypoVereinsbank                                   9,130          592,820
Mannesmann AG (a)                                15,550        2,319,050
Volkswagen AG                                    10,490          671,395
                                                             ------------
                                                              11,300,375

HONG KONG-2.0%
Cathay Pacific Airways                          298,000          457,067
Cheung Kong (Holdings),
  Ltd.                                           50,000          444,668
Citic Pacific, Ltd.                             280,000          893,202
Hang Seng Bank, Ltd.                             46,000          514,333
Hong Kong
  Telecommunications                            172,800          447,668
Hutchison Whampoa,
  Ltd.                                           53,000          479,887
Sun Hung Kai Properties,
  Ltd.                                           57,000          519,778
                                                             ------------
                                                               3,756,603

IRELAND-0.5%
CRH Plc.                                         48,200          854,450

ITALY-2.6%
Banca Commerciale
Italiana                                        206,000        1,503,183
ENI SpA (a)                                     391,000        2,333,278
Unicredito Italiano SpA                         201,000          882,504
                                                             ------------
                                                               4,718,965

JAPAN-24.6%
Alps Electric Co., Ltd.                          29,000          679,772
Bank of Tokyo-Mitsubishi,
  Ltd.                                          293,000        4,174,121
Bridgestone Corp.                               110,000        3,328,786
Canon, Inc.                                     114,000        3,280,169


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Denso Corp.                                      56,000    $   1,139,030
Fuji Bank, Ltd.                                 288,000        2,009,773
Honda Motor Co.,
  Ltd.                                           98,000        4,156,765
KAO Corp.                                        94,000        2,642,523
NTT Mobile
  Communications
  Network, Inc.                                      81        1,098,350
  New Shares (a)                                    324        4,339,824
Orix Corp.                                       15,000        1,339,452
Rohm Co., Ltd.                                   14,000        2,193,559
Sankyo Co., Ltd.                                 40,000        1,914,920
Sony Corp.                                       28,000        3,021,208
Takeda Chemical
  Industries                                     47,000        2,180,082
Tokyo Electron, Ltd.                             18,000        1,221,878
Toyota Motor Corp.                               53,000        1,678,366
Yamanouchi
  Pharmaceutical Co.,
  Ltd.                                          131,000        5,014,924
                                                             ------------
                                                              45,413,502

NETHERLANDS-6.7%
ABN AMRO Holdings
  NV                                             84,900        1,837,546
Aegon NV                                          8,300          601,802
Akzo Nobel NV                                    17,000          714,859
ING Groep NV                                     57,845        3,129,942
Koninklijke Ahold NV                             75,232        2,589,765
Royal Dutch Petroleum
  Co.                                            39,700        2,324,074
Wolters Kluwer NV                                30,900        1,229,297
                                                             ------------
                                                              12,427,285

SINGAPORE-0.2%
Singapore Telecomm                              229,000          392,879

SPAIN-1.7%
Banco Bilbao Vizcaya,
  SA                                             77,200        1,114,722
Telefonica, SA                                   36,400        1,752,356
Unidad Editorial, SA
  Series A (b)                                  135,229          278,748
                                                             ------------
                                                               3,145,826

SWEDEN-3.4%
ABB, Ltd. Zurich                                 21,734        2,035,906
Atlas Copco AB Cl. A                             22,600          616,468
Electrolux AB Series B                           71,100        1,491,216
Nordbanken Holding AB                           270,600        1,584,656
Telefonaktiebolaget LM
  Ericsson Series B                              16,300          523,365
                                                             ------------
                                                               6,251,611

SWITZERLAND-4.2%
Nestle AG                                           424          764,089
Novartis AG                                          75          109,535
Roche Holdings AG                                   143        1,470,205
Swisscom AG                                       1,405          528,807
UBS AG                                           14,563        4,347,444
Zurich Allied AG                                  1,028          584,670
                                                             ------------
                                                               7,804,750

UNITED KINGDOM-22.6%
Blue Circle Industries
  Plc.                                           52,000          345,925
BOC Group Plc.                                   44,600          871,812
BP Amoco Plc.                                   195,300        3,500,493
British Aerospace Plc.                          106,435          690,851
British Airways Plc.                            157,700        1,088,239
British Sky Broadcasting
  Group Plc.                                     98,600          914,723
British Telecommunications
  Plc.                                          148,600        2,490,110
Cable & Wireless Plc.                            63,700          811,869
Diageo Plc.                                     178,445        1,863,617
Dixons Group Plc.                                41,000          765,894
Hanson Plc.                                     165,600        1,471,027
HSBC Holdings Plc.                              104,895        3,715,560
Invensys Plc.                                   155,800          737,424
Lloyds TSB Group Plc.                           173,568        2,353,068
Next Plc.                                        60,800          738,487
Orange Plc. (a)                                 150,000        2,199,078
Rentokil Initial Plc.                           120,100          468,581
Reuters Group Plc.                               60,200          791,935
Royal & Sun Alliance
  Insurance Group Plc.                           92,809          832,470
Royal Bank of Scotland
  Group Plc.                                    121,511        2,474,825


10


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SmithKline Beecham
  Plc.                                          303,900    $   3,949,915
Standard Chartered Plc.                          92,600        1,512,297
TI Group Plc                                     88,100          590,244
Vodafone AirTouch Plc.                          222,600        4,386,333
Williams Plc.                                   228,700        1,510,590
Wolseley Plc.                                    95,300          717,353
                                                             ------------
                                                              41,792,720

Total Common Stocks
  (cost $156,268,678)                                        170,529,028

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
TIME DEPOSIT-3.6%
Bank of Scotland
  5.75%, 7/01/99
  (cost $6,700,000)                              $6,700    $   6,700,000

TOTAL INVESTMENTS-95.9%
  (cost $162,968,678)                                        177,229,028
Other assets less
  liabilities-4.1%                                             7,622,995

NET ASSETS-100%                                            $ 184,852,023


(a)  Non-income producing security.

(b)  Restricted and illiquid security valued at fair value (See Notes A & F).

     Glossary:
     ADR-American Depositary Receipt.

     See notes to financial statements.


11


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $162,968,678)        $ 177,229,028
  Cash                                                                  52,493
  Foreign cash (cost $2,612,780)                                     2,611,842
  Receivable for shares of beneficial interest sold                  4,484,099
  Receivable for investment securities sold                          1,588,526
  Dividends and interest receivable                                    339,519
  Foreign taxes receivable                                             202,362
  Total assets                                                     186,507,869

LIABILITIES
  Payable for shares of beneficial interest redeemed                   852,696
  Advisory fee payable                                                 385,751
  Distribution fee payable                                              74,791
  Accrued expenses                                                     342,608
  Total liabilities                                                  1,655,846

NET ASSETS                                                       $ 184,852,023

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                          $     116,917
  Additional paid-in capital                                       163,551,084
  Distributions in excess of net investment income                  (4,351,471)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           11,308,769
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     14,226,724
                                                                 $ 184,852,023

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($78,303,071/4,820,642 shares of beneficial interest
    issued and outstanding)                                             $16.24
  Sales Charge--4.25% of public offering price                             .72
  Maximum offering price                                                $16.96

  CLASS B SHARES
  Net asset value and offering price per share
    ($55,724,390/3,669,013 shares of beneficial interest
    issued and outstanding)                                             $15.19

  CLASS C SHARES
  Net asset value and offering price per share
    ($16,875,547/1,111,247 shares of beneficial interest
    issued and outstanding)                                             $15.19

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($33,949,015/2,090,761 shares of beneficial interest
    issued and outstanding)                                             $16.24


See notes to financial statements.


12


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999                            ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $235,033)                                    $ 2,742,190
  Interest                                              404,487    $ 3,146,677

EXPENSES
  Advisory fee                                        1,921,758
  Distribution fee - Class A                            203,936
  Distribution fee - Class B                            605,982
  Distribution fee - Class C                            176,452
  Transfer agency                                       643,540
  Custodian                                             492,090
  Administrative                                        128,000
  Audit and legal                                        86,859
  Printing                                               83,844
  Registration                                           64,896
  Trustees' fees                                         34,000
  Miscellaneous                                          48,228
  Total expenses                                      4,489,585
  Less: expenses waived by adviser (See Note B)        (288,263)
  Less: expense offset arrangement (See Note B)         (40,772)
  Net expenses                                                       4,160,550
  Net investment loss                                               (1,013,873)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      15,742,526
  Net realized loss on foreign currency
    transactions                                                    (2,417,416)
  Net change in unrealized appreciation of:
    Investments                                                    (21,675,247)
    Foreign currency denominated assets and
      liabilities                                                      (36,663)
  Net loss on investments and foreign currency
    transactions                                                    (8,386,800)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(9,400,673)


See notes to financial statements.


13


STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                   JUNE 30,        JUNE 30,
                                                     1999            1998
                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                            $  (1,013,873)  $    (858,571)
  Net realized gain on investments and
    foreign currency transactions                   13,325,110      22,105,436
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities             (21,711,910)     (1,039,493)
  Net increase (decrease) in net assets
    from operations                                 (9,400,673)     20,207,372

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
  Advisor Class                                        (12,533)        (58,965)
  Distributions in excess of net
    investment income
    Class A                                         (2,466,071)       (340,015)
    Class B                                         (1,292,716)             -0-
    Class C                                           (380,642)             -0-
    Advisor Class                                   (1,004,112)       (106,007)
  Net realized gain on investments and
    foreign currency transactions
    Class A                                         (5,415,223)     (8,564,124)
    Class B                                         (4,025,046)     (5,015,932)
    Class C                                         (1,185,184)     (1,492,502)
    Advisor Class                                   (2,031,445)     (2,849,305)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (58,451,640)    (31,125,975)
  Total decrease                                   (85,665,285)    (29,345,453)

NET ASSETS
  Beginning of year                                270,517,308     299,862,761
  End of year                                    $ 184,852,023   $ 270,517,308


See notes to financial statements.


14


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and passive foreign investment company securities, resulted in a net increase in accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in undistributed net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the year ended June 30, 1999, such waiver amounted to $288,263. Pursuant to the advisory agreement, the Fund paid $128,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $437,153 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $40,772 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $24,411 from the sale of Class A shares and $1,787, $117,118 and $3,102 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1999.

Brokerage commissions paid on investment transactions for the year ended June 30, 1999, amounted to $1,776,578, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid


16


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,540,605 and $897,069 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $344,081,564 and $431,134,890, respectively, for the year ended June 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was $163,730,870. Accordingly, gross unrealized appreciation of investments was $19,732,650 and gross unrealized depreciation of investments was $6,234,492 resulting in net unrealized appreciation of $13,498,158 excluding foreign currency transactions.

The Fund incurred and elected to defer post October currency losses of $3,325,636 for the year ended June 30, 1999.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1999, the Fund had no outstanding forward foreign exchange currency contracts.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                    JUNE 30, 1999  JUNE 30, 1998 JUNE 30, 1999   JUNE 30, 1998
                    -------------  ------------  -------------   --------------
CLASS A
Shares sold            8,095,562    24,484,292   $ 133,167,300   $ 429,262,692
Shares issued in
  reinvestment of
  dividends and
  distributions          379,772       434,528       5,935,837       7,195,776
Shares converted
  from Class B           154,134       135,142       2,508,206       2,418,317
Shares redeemed      (10,902,963)  (28,137,023)   (184,030,407)   (501,332,312)
Net decrease          (2,273,495)   (3,083,061)  $ (42,419,064)  $ (62,455,527)

CLASS B
Shares sold            3,108,211     5,858,963   $  47,482,116   $  98,173,143
Shares issued in
  reinvestment of
  distributions          292,363       253,584       4,291,892       3,960,979
Shares converted
  to Class A            (164,485)     (143,173)     (2,508,206)     (2,422,365)
Shares redeemed       (3,665,527)   (6,258,880)    (55,976,156)   (105,349,658)
Net decrease            (429,438)     (289,506)  $  (6,710,354)  $  (5,637,901)

CLASS C
Shares sold            1,169,171     1,285,146   $  17,757,212   $  21,956,475
Shares issued in
  reinvestment of
  distributions           70,803        55,617       1,039,382         869,855
Shares redeemed       (1,301,270)   (1,480,320)    (19,773,912)    (25,121,032)
Net decrease             (61,296)     (139,557)  $    (977,318)  $  (2,294,702)

ADVISOR CLASS
Shares sold            1,362,048     2,988,364   $  21,447,816   $  56,300,890
Shares issued in
  reinvestment of
  dividends and
  distributions          194,675       181,876       3,036,923       3,008,222
Shares redeemed       (2,009,157)   (1,092,832)    (32,829,643)    (20,046,957)
Net increase
  (decrease)            (452,434)    2,077,408   $  (8,344,904)  $  39,262,155


NOTE F: RESTRICTED SECURITY
                                                       DATE
SECURITY                                             ACQUIRED      U.S. $ COST
-------------------------------------------------------------------------------
Unidad Editorial, SA Series A                         1/20/92         $167,998


The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at June 30, 1999 was $278,748 representing .2% of net assets.


18


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 1999.


19


FINANCIAL HIGHLIGHTS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999           1998         1997         1996         1995
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $18.55         $18.69       $18.32       $16.81       $18.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.04)(a)(b)    (.01)(a)(b)   .06(a)       .05(a)       .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)          1.13         1.51         2.51          .01
Net increase (decrease) in net asset
  value from operations                         (.79)          1.12         1.57         2.56          .05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-        (.12)          -0-          -0-
Distributions in excess of net investment
  income                                        (.48)          (.05)          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.04)         (1.21)       (1.08)       (1.05)       (1.62)
Total dividends and distributions              (1.52)         (1.26)       (1.20)       (1.05)       (1.62)
Net asset value, end of year                  $16.24         $18.55       $18.69       $18.32       $16.81

TOTAL RETURN
Total investment return(c)                     (3.95)%         6.79%        9.30%       15.83%         .59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $78,303       $131,565     $190,173     $196,261     $165,584
Ratio to average net assets of:
  Expenses, net of waivers                      1.80%(d)       1.65%        1.74%(d)     1.72%        1.73%
  Expenses, before waivers                      1.91%          1.80%        1.74%        1.72%        1.73%
Ratio of net investment income (loss) to
  average net assets                            (.25)%(b)      (.05)%(b)     .31%         .31%         .26%
Portfolio turnover rate                          178%           121%          94%          78%         119%


See footnote summary on page 23.


20


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999           1998         1997         1996         1995
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $17.41         $17.71       $17.45       $16.19       $17.90

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)(b)    (.16)(a)(b)  (.09)(a)     (.07)(a)     (.01)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.68)          1.07         1.43         2.38         (.08)
Net increase (decrease) in net asset
  value from operations                         (.84)           .91         1.34         2.31         (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions in excess of net investment
  income                                        (.34)            -0-          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.04)         (1.21)       (1.08)       (1.05)       (1.62)
Total dividends and distributions              (1.38)         (1.21)       (1.08)       (1.05)       (1.62)
Net asset value, end of year                  $15.19         $17.41       $17.71       $17.45       $16.19

TOTAL RETURN
Total investment return(c)                     (4.56)%         5.92%        8.37%       14.87%        (.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $55,724        $71,370      $77,725      $72,470      $48,998
Ratio to average net assets of:
  Expenses, net of waivers                      2.61%(d)       2.49%        2.58%(d)     2.55%        2.57%
  Expenses, before waivers                      2.74%          2.64%        2.58%        2.55%        2.57%
Ratio of net investment loss to
  average net assets                           (1.02)%(b)      (.90)%(b)    (.51)%       (.46)%       (.62)%
Portfolio turnover rate                          178%           121%          94%          78%         119%


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                         CLASS C
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1999           1998         1997         1996         1995
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $17.42         $17.73       $17.46       $16.20       $17.91

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)(b)    (.15)(a)(b)  (.09)(a)     (.07)(a)     (.14)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.69)          1.05         1.44         2.38          .05
Net increase (decrease) in net asset
  value from operations                         (.85)           .90         1.35         2.31         (.09)

LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions in excess of net investment
  income                                        (.34)            -0-          -0-          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.04)         (1.21)       (1.08)       (1.05)       (1.62)
Total dividends and distributions              (1.38)         (1.21)       (1.08)       (1.05)       (1.62)
Net asset value, end of year                  $15.19         $17.42       $17.73       $17.46       $16.20

TOTAL RETURN
Total investment return(c)                     (4.62)%         5.85%        8.42%       14.85%        (.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $16,876        $20,428      $23,268      $26,965      $19,395
Ratio to average net assets of:
  Expenses, net of waivers                      2.61%(d)       2.48%        2.56%(d)     2.53%        2.54%
  Expenses, before waivers                      2.75%          2.63%        2.56%        2.53%        2.54%
Ratio of net investment loss to
  average net assets                           (1.02)%(b)      (.90)%(b)    (.51)%       (.47)%       (.88)%
Portfolio turnover rate                          178%           121%          94%          78%         119%


See footnote summary on page 23.


22


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                        ADVISOR CLASS
                                            ------------------------------------
                                              YEAR ENDED JUNE 30,     OCTOBER 2,
                                            ------------------------  1996(E) TO
                                               1999         1998     JUNE 30, 1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $18.54       $18.67       $17.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .01(b)       .02(b)       .16
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)        1.13         1.78
Net increase (decrease) in net asset
  value from operations                         (.74)        1.15         1.94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)        (.02)        (.15)
Distributions in excess of net investment
  income                                        (.51)        (.05)          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.04)       (1.21)       (1.08)
Total dividends and distributions              (1.56)       (1.28)       (1.23)
Net asset value, end of period                $16.24       $18.54       $18.67

TOTAL RETURN
Total investment return based on net
  asset value(c)                               (3.62)%       6.98%       11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $33,949      $47,154       $8,697
Ratio to average net assets of:
  Expenses, net of waivers                      1.57%(d)     1.47%        1.69%(d)(f)
  Expenses, before waivers                      1.70%        1.62%        1.69%(f)
Ratio of net investment income to
  average net assets                             .04%(b)      .13%(b)     1.47%(f)
Portfolio turnover rate                          178%         121%          94%


(a)  Based on average shares outstanding.

(b)  Net of fees waived by Advisor.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods ended June 30, 1999 and June 30, 1997 the ratios of expenses, net of waivers, were 1.78% and 1.73% for Class A shares, 2.59% and 2.58% for Class B shares, 2.59% and 2.56% for Class C shares and 1.55% and 1.69% for Advisor Class shares, respectively.

(e)  Commencement of distribution.

(f)  Annualized.


23


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
ALLIANCE INTERNATIONAL FUND
We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 6, 1999




TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $5,398,167 of the capital gain distributions paid by the Fund during the fiscal year June 30, 1999 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 1999 is $234,537. The foreign source of income for information reporting purposes is $234,537.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


24


                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN STOGA (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
NICHOLAS D. P. CARN, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of Audit Committee.


25


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


26


ALLIANCE INTERNATIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

INTAR699